                                                                    Exhibit 10.1

                               NINTH AMENDMENT TO
                         RECEIVABLES PURCHASE AGREEMENT

                  This Ninth Amendment to Receivables Purchase Agreement (this "Amendment") is entered into as of August 8, 2002, by and among Interface Securitization Corporation, a Delaware corporation ("Seller"), Interface, Inc., a Georgia corporation, Jupiter Securitization Corporation ("Company") and Bank One, NA (Main Office Chicago), as Agent and as a Financial Institution. Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Purchase Agreement (as defined below).

                             PRELIMINARY STATEMENTS

                  Each of the parties hereto entered into a certain Receivables Purchase Agreement, dated as of December 19, 2000 and as amended, restated, supplemented or otherwise modified from time to time and in effect immediately prior to the date hereof (the "Purchase Agreement").

                  Seller and the Servicer have requested certain amendments to certain provisions of the Purchase Agreement and the Purchasers and the Agent desire to make such amendments on the terms and conditions set forth herein, all as more fully described herein.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Amendments. Subject to the terms and conditions set forth herein and upon the effectiveness of this Amendment:

                           (a)      Section 8.5 of the Purchase Agreement is
hereby amended by deleting clause (i) in its entirety and renumbering clauses
(ii), (iii) and (iv) thereof as clauses (i), (ii) and (iii), respectively.

                           (b)      The definition of "Daily Report" appearing
in Exhibit I to the Purchase Agreement is hereby deleted in its entirety.

                           (c)      The definition of "Dilution Reserve
Percentage" appearing in Exhibit I to the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "'Dilution Reserve Percentage' means the greater of (a) 6.00% and (b) the following:

                           (2.00 X ED + ((DS-ED) X (DS/ED))) X DHR

                           where:

                           ED = the average of the Dilution Ratios for the twelve most recently-ended fiscal months;

                           DS = the highest of the average Dilution Ratios for any three-fiscal-month period occurring during the twelve most recently-ended fiscal months; and

                           DHR = the result of dividing the aggregate amount of all net sales by the Original Sellers during the prior three fiscal months by the Outstanding Balance of all Eligible Receivables."

                           (d)      The definition of "Loss Percentage"
appearing in Exhibit I to the Purchase Agreement is hereby amended by replacing the phrase "2.25 X ARR X S" contained therein with the phrase "2.0 X ARR X S".

                           (e)      Exhibit XII to the Purchase Agreement is
hereby deleted in its entirety.

                  2. Representations and Warranties. Each of the Seller Parties represents and warrants that, as of the date hereof, both before and after giving effect to this Amendment:

                           (a)      all of the representations and warranties of
such Seller Party contained in the Purchase Agreement and in each other document or certificate delivered in connection therewith are true and correct; and

                           (b)      no Amortization Event or Potential
Amortization Event has occurred and is continuing.

                  3. Conditions to Effectiveness of Amendments. This Amendment shall become effective as of the date hereof upon the satisfaction of the following conditions precedent:

                           (a)      Amendment. This Amendment shall have been
duly executed and delivered by each of the parties hereto.

                           (b)      Officer's Certificates. The Agent shall have
received a certificate, in substantially the form of Exhibit A hereto, of each of the Seller Parties certifying as to matters set forth in Sections 2(a) and
(b) of this Amendment.

                  4.       Effect of Amendments.

                           (a)      The amendments set forth herein are
effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Purchase Agreement or of any other instrument or agreement referred to therein, or (ii) prejudice any right or remedy that any Purchaser or the Agent may now have or may have in the future under or in connection with the Purchase Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Purchase Agreement" or "Receivables Purchase Agreement" shall mean the Purchase Agreement, as amended hereby. This Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                           (b)      This Amendment is a Transaction Document
executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                           (c)      Seller hereby agrees to pay all reasonable
costs, fees and expenses actually incurred in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses actually incurred by counsel to the Agent and the Purchasers).

                           (d)      This Amendment may be executed in any number
of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page hereto by facsimile shall be effective as delivery of an originally executed counterpart of this Amendment; provided that each party hereto agrees to deliver to the Agent originally executed counterparts of this Amendment on a timely basis.

                           (e)      Any provision contained in this Amendment
that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the operation, enforceability or validity of the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                           (f)      THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                            (SIGNATURE PAGE FOLLOWS)

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

                                    INTERFACE SECURITIZATION CORPORATION



                                    By: /s/ Patrick C. Lynch
                                        ----------------------------------------
                                        Name:  Patrick C. Lynch
                                        Title: Vice President

                                    INTERFACE, INC.



                                    By: /s/ Patrick C. Lynch
                                        ----------------------------------------
                                        Name:  Patrick C. Lynch
                                        Title: Vice President

                                    JUPITER SECURITIZATION CORPORATION



                                    By: /s/ Sherri Gerner
                                        ----------------------------------------
                                        Name:  Sherri Gerner
                                        Title: Authorized Signatory

                                    BANK ONE, NA (MAIN OFFICE CHICAGO), as a
                                    Financial Institution and as Agent



                                    By: /s/ Sherri Gerner
                                        ----------------------------------------
                                        Name:  Sherri Gerner
                                        Title: Authorized Signatory

                                    EXHIBIT A

                              OFFICER'S CERTIFICATE

         I, __________________, am the Vice President and Chief Financial Officer of ____________, a _______ corporation (the "Applicable Party"). I execute and deliver this Officer's Certificate, dated as of August 8, 2002, on behalf of the Applicable Party pursuant to Section 3(b) of that certain Ninth Amendment to Receivables Purchase Agreement (the "Amendment"), dated as of August 8, 2002, by and among Interface Securitization Corporation, a Delaware corporation, as Seller ("Seller"), Interface, Inc. ("Interface"), Jupiter Securitization Corporation ("Company"), and Bank One, NA (Main Office Chicago), as Agent and as Financial Institution, which Ninth Amendment amends certain terms and provisions of that certain Receivables Purchase Agreement, dated as of December 19, 2000, by and among Seller, Interface, Company and Bank One, NA (Main Office Chicago) (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"). Capitalized terms used in this Officer's Certificate and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

         I hereby certify, on behalf of the Applicable Party, that, both before and after giving effect to the Amendment, (a) as of the date hereof, no Amortization Event or Potential Amortization Event has occurred and is continuing and (b) the representations and warranties of the Applicable Party contained in the Purchase Agreement and in the other Transaction Documents are true and correct as of the date hereof.



                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:  Vice President and Chief
                                                Financial Officer